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Exhibit 24.1

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of (a) 800,000 shares of common stock of the Company originally issued to Tate Capital Partners Fund, LLC, Pandora Select Partners, LP and Sigma Opportunity Fund, LLC (collectively, the "Investors") pursuant to that certain Securities Purchase Agreement dated June 16, 2004, (b) 160,000 shares of common stock of the Company issuable upon exercise of certain warrants issued to the Investors pursuant to that certain Securities Purchase Agreement dated June 16, 2004, and (c) 973,998 shares of common stock of the Company issued in the acquisition of Meritage Technologies, Inc., including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ DAVIS S. LUNDEEN Printed Name: David S. Lundeen

Dated and effective as of June 6, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of (a) 800,000 shares of common stock of the Company originally issued to Tate Capital Partners Fund, LLC, Pandora Select Partners, LP and Sigma Opportunity Fund, LLC (collectively, the "Investors") pursuant to that certain Securities Purchase Agreement dated June 16, 2004, (b) 160,000 shares of common stock of the Company issuable upon exercise of certain warrants issued to the Investors pursuant to that certain Securities Purchase Agreement dated June 16, 2004, and (c) 973,998 shares of common stock of the Company issued in the acquisition of Meritage Technologies, Inc., including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ PHILIP J. ROSENBAUM Printed Name: Philip J. Rosenbaum

Dated and effective as of June 6, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-3 (the "Registration Statement") relating to the resale of (a) 800,000 shares of common stock of the Company originally issued to Tate Capital Partners Fund, LLC, Pandora Select Partners, LP and Sigma Opportunity Fund, LLC (collectively, the "Investors") pursuant to that certain Securities Purchase Agreement dated June 16, 2004, (b) 160,000 shares of common stock of the Company issuable upon exercise of certain warrants issued to the Investors pursuant to that certain Securities Purchase Agreement dated June 16, 2004, and (c) 973,998 shares of common stock of the Company issued in the acquisition of Meritage Technologies, Inc., including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ DR. W. FRANK KING Printed Name: Dr. W. Frank King

Dated and effective as of June 6, 2004

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